UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 15, 2006


                          AMERICAN STATES WATER COMPANY
             (Exact name of registrant as specified in its charter)

         California                       001-14431             95-4676679
(State or other jurisdiction of    (Commission File Number)  (I.R.S. Employer
incorporation or organization)                               Identification No.)

      630 East Foothill Blvd.
       San Dimas, California                                      91773
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (909) 394-3600
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                           GOLDEN STATE WATER COMPANY
             (Exact name of registrant as specified in its charter)

         California                       001-12008              95-1243678
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

      630 East Foothill Blvd.
       San Dimas, California                                      91773
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (909) 394-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirement of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the exchange Act
    (17 CFR 14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                            Section 7 - Regulation FD

Item 7.01.      Regulation FD Disclosure

On December 15, 2006 American States Water Company announced that Fort Bliss Water Services Company (a subsidiary of AWR's American States Utility Services, Inc. unit), has finalized an agreement with the U.S. Government for the construction of certain improvements to the existing wastewater infrastructure located at Fort Bliss in El Paso, Texas.

A copy of the Company's press release is attached hereto as Exhibit 99.1.

This Form 8-K and the attached exhibits are furnished to, but not filed with, the Securities and Exchange Commission.

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                   Section 9-Financial Statements and Exhibits

Item 9.01.      Financial Statements and Exhibits

The following exhibit is furnished hereunder:

Exhibit 99.1    Press Release dated December 15, 2006


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMERICAN STATES WATER COMPANY

Date: December 15, 2006               /s/ Robert J. Sprowls
                                      ------------------------------------------
                                      Robert J. Sprowls
                                      Sr. Vice President, Chief Financial
                                      Officer, Treasurer and Corporate Secretary

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